SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VALLEY FORGE FUND, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY MATERIALS

Valley Forge Fund, Inc.

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of Shareholders of Valley Forge Fund, Inc. (the “Fund”), will be held at 3741 Worthington Road, Collegeville, PA 19426, on _______________, 2013 at 7:00 PM, Eastern Time.  The purpose of the Meeting is to vote on a proposal that affects the Fund and your investment in it.  As a Shareholder, you have the opportunity to voice your opinion on this matter.  This package contains information about the proposal and the materials to use when voting by mail or telephone.

Please read the enclosed materials and cast your vote on the proxy card or by telephone.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Directors of the Fund.  The Directors, all but two of whom are not affiliated with the Fund, are responsible for looking after your interests as a Shareholder.  The Directors believe the proposal is in the best interests of Shareholders.

The Directors recommend that you vote FOR the proposal.

The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the proxy card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone.  Simply call the toll-free number indicated on your proxy card, enter the control number found on the card, and follow the recorded instructions.  If we do not hear from you, our proxy solicitor, AST Fund Solutions LLC (“AST”), may contact you.

If you have any questions before you vote, please call the Fund at 1-855-833-6359.  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

Donald A. Peterson, President

Valley Forge Fund, Inc.

_____________, 2013

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on _____________, 2013

Important notice regarding the availability of proxy materials for the Shareholder meeting to be held on _____________, 2013.

Valley Forge Fund, Inc.

To the Shareholders of Valley Forge Fund, Inc. (the “Fund”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the Fund will be held at 3741 Worthington Road, Collegeville, PA 19426, on __________, 2013 at 7:00 PM, Eastern Time.  The Meeting is being called to vote on the approval of a new advisory agreement for the Fund.

Shareholders of record of the Fund as of the close of business on ____________, 2013 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone.  Your vote is important.

By order of the Board of Directors,

John S. Zaborowski, Chairman

____________, 2013

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign, and return it in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached proxy statement. If we do not hear from you, our proxy solicitor, AST Fund Solutions LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person.

PROXY STATEMENT

TABLE OF CONTENTS

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THE PROPOSAL:  TO APPROVE A NEW ADVISORY AGREEMENT

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Introduction to the Proposal

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Termination of the Prior Advisory Agreement

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The New Advisory Agreement and Comparison to Prior Advisory Agreement

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Board considerations in approving the New Advisory Agreement

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Required vote

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VOTING INFORMATION

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How will Shareholder voting be handled?

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How do I ensure my vote is accurately recorded?

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May I revoke my proxy?

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What other matters will be voted upon at the Meeting?

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Who is entitled to vote?

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What is the Quorum requirement?

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Who will pay the expenses of the Meeting?

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What other solicitations will be made?

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How do I submit a Shareholder proposal for inclusion in the Fund’s proxy statement for a future Shareholder meeting?

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How may I communicate with the Board?

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MORE INFORMATION ABOUT THE FUND

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PRINCIPAL HOLDERS OF SHARES

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APPENDIX A - FORM OF NEW ADVISORY AGREEMENT

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APPENDIX B - DIRECTORS AND OFFICERS OF ADVISER

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APPENDIX C - 5% SHARE OWNERSHIP

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PROXY STATEMENT

For

Valley Forge Fund, Inc.

Dated _____________

Important notice regarding the availability of proxy materials for the Shareholder meeting to be held on ____________, 2013; this proxy statement is available at [www.ValleyForgeFund.com/proxy.]

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of Shareholders (the “Meeting”) of Valley Forge Fund, Inc. (the “Fund”).  The Meeting was called by the Board of Directors of the Fund (the “Board,” or the “Board of Directors”) to vote on the approval of a new advisory agreement for the Fund (the “Proposal”).

The principal office of the Fund is located at 3741 Worthington Road, Collegeville, PA 19426.  You can reach the office of the Fund by telephone by calling 1-855-833-6359.  The Fund is a Pennsylvania corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at 3741 Worthington Road, Collegeville, PA 19426, on _____________________, 2013 at 7:00 PM, Eastern Time.  Only Fund Shareholders will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about ____________, 2013.

This Proxy Statement gives you information about the new advisory agreement and other matters that you should know before voting.

The Fund’s annual report to Shareholders is sent to Shareholders of record following the Fund’s fiscal year end.  The Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a Shareholder upon request.  Such requests should be directed to the Fund by calling 1-800-869-1679 or by writing to the Valley Forge Fund, Inc., c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  The Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Fund’s website at www.ValleyForgeFund.com.

THE PROPOSAL:  TO APPROVE A NEW ADVISORY AGREEMENT

Introduction to the Proposal

At the Meeting, Shareholders of the Fund will be asked to approve a new investment advisory agreement between the Fund and Boyle Capital Management, LLC (“Adviser”) (the “New Advisory Agreement”).  For a general description of the proposed New Advisory Agreement and a comparison of the proposed New Advisory Agreement and the advisory agreement previously in effect for the Fund with Valley Forge Management Corporation (the “Prior Advisor”) to the agreement’s termination (the “Prior Advisory Agreement”), see “The New Advisory Agreement” below.  The form of New Advisory Agreement is included in Appendix A.

Subject to the supervision of the Board, Adviser supervises and directs the investments of assets of the Fund.  Adviser, a limited liability company organized under the laws of the State of Iowa, is located at 2501 Westown Parkway, Suite 1203, West Des Moines, Iowa 50266.  Adviser has been a registered investment adviser since May 16, 2007 and as of March 15, 2013, managed more than $160 million in assets in various or separately managed.  Appendix B provides information on the executive officer [and directors] of Adviser.

The Board is proposing the approval of the New Advisory Agreement because the Board of Directors of the Fund, including a majority of the Directors whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”), determined that it was in the best interests of the Fund’s Shareholders to terminate the Prior Advisory Agreement.  The Prior Advisory Agreement was terminated effective as of October 31, 2012.

Shareholders of the Fund are therefore being asked to approve the New Advisory Agreement for the Fund.  The New Advisory Agreement will become effective only if approved by the Shareholders of the Fund.  In the event Shareholders of the Fund do not approve the New Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its Shareholders.

The Board held a special in-person meeting on February 5, 2013for purposes of, among other things, considering whether it would be in the best interests of the Fund and its Shareholders to approve the New Advisory Agreement.  The 1940 Act requires that the New Advisory Agreement be approved by the Fund’s Shareholders in order to become effective.  At the in-person meeting held on February 5, 2013, for the reasons discussed below under “Board considerations in approving the New Advisory Agreement,” the Board, including a majority of the Independent Directors, approved the New Advisory Agreement as being in the best interests of the Fund and its Shareholders and recommended its approval by Shareholders.

Termination of the Prior Advisory Agreement

The Board (including the Independent Directors) determined that it is in the best interests of the Fund’s Shareholders to terminate the Prior Advisory Agreement.  The date of the Prior Advisory Agreement was February 16, 2010.   As reported previously to the SEC, the Prior Advisory Agreement was approved by the Board, but was not submitted to Shareholders for approval.  The Board gave notice of termination of the Prior Advisory Agreement in August 2013, and Valley Forge Management Corp. (the “Prior Adviser”) continued to serve as the Fund’s investment adviser until October 31, 2012.  The Board determined to terminate the Prior Advisory Agreement because of, among other things, (i) the Prior Advisor’s demonstrated lack of understanding of the requirements set forth in the Fund’s prospectus, policies and procedures, (ii) the Prior Advisor’s demonstrated lack of knowledge of the terms of the Prior Advisory Agreement, (iii) the Prior Advisor’s failure to adhere to directives from the Board of Directors with respect to the Fund’s portfolio holdings; and (iv) the Fund’s poor performance.

Interim Advisory Agreement

Under an interim agreement (the “Interim Agreement”) that was approved by the Board on October 9, 2012, Adviser began managing the Fund under the Board’s supervision during the period beginning November 1, 2012which will terminate the earlier of March 31, 2013 or the date of Shareholders approval of the New Advisory Agreement. The Adviser has agreed to waive advisory fees payable under the Interim Agreement until the transition (and stabilization of the Fund’s portfolio) from the Prior Advisor to the Advisor was complete, estimated to be approximately three months (the “Transition Period”).  Upon completion of the Transition Period, the Interim Agreement provides that Advisor is to be paid an advisory fee rate of 1.00% of the average daily net assets of the Fund, which is the same rate that was payable under the Prior Advisory Agreement.  However, the Advisor has agreed to a contractual fee waiver so that the Advisor will actually be paid at a lower advisory fee rate of 0.70% of the average daily net assets of the Fund.  The Interim Agreement is only a temporary agreement that will be terminated upon Shareholder approval of the New Advisory Agreement.

The New Advisory Agreement and Comparison to Prior Advisory Agreement

The Board approved the New Advisory Agreement at an in-person meeting on February 5, 2013.  The terms of the New Advisory Agreement differ substantially from the Prior Advisory Agreement.

The following is a comparison of certain provisions of the New Advisory Agreement and the Prior Advisory Agreement.  As reported previously to the SEC, the Fund did not include a discussion of the basis for the Board’s approval of the Prior Advisory Agreement in either the relevant annual or semi-annual report to shareholders.  Appendix A includes a form of the New Advisory Agreement.

Fees.  During the last fiscal year ended December 31, 2012, Prior Adviser received $174,995 in fees from the Fund for the services provided to the Fund. The fees payable by the Fund under the New Advisory Agreement for advisory services will be the same as those paid under the Prior Advisory Agreement, namely, 1.00% of the average daily net assets of the Fund.  However, pursuant to a contractual fee waiver, the Adviser has agreed to waive fees payable to 0.70% of the Fund’s average daily net assets at least through April 1, 2013.

Advisory Services.  The New Advisory Agreement requires Adviser to provide similar to the services provided by the Prior Advisor in the Prior Advisory Agreement.  The New Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, Adviser shall: (i)obtain and provide investment research and will supervise the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets; (ii) provide investment management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect; and (iii) furnish the Board with information and reports regarding the Fund’s investments. In addition, the New Advisory Agreement contains a number of provisions that more fully describe the services to be provided to the Fund and the reports to be provided to the Board.  Boyle Capital is expressly required to:  provide performance reports for each Board Meeting and meeting of the Fund’s Shareholders; provide input and information for any required regulatory filings, as reasonably requested by the Fund; attend all Board Meetings; and comply with the applicable provisions of the Fund’s organizational documents, By-Laws, and any policies and procedures adopted by the Board; and comply with all applicable laws, rules, and regulations.

Both the Prior Advisory Agreement and the New Advisory Agreement provide that the services of Adviser are not exclusive to the Fund, and Prior Advisor and Adviser may render services to others.

Limitation on Liability. The standard of care under the New Advisory Agreement is more favorable to the Fund.  Under the Prior Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties as adviser to the Fund, on behalf of the Fund, the Prior Adviser was not be liable to the Fund, or any Shareholder of the Fund for any mistake of judgment or any action whatsoever. Under the New Advisory Agreement, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties hereunder, or by reason of its reckless disregard of the Advisor’s obligations and duties hereunder, the Advisor shall not be liable to the Fund or any Shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund.

Term and Continuance.  If approved by Shareholders of the Fund, the New Advisory Agreement will terminate one year from the date of approval, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board or a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on the approval.  The Prior Advisory Agreement had substantially similar provision for its term and continuance, except that its original term was for eighteen months.

A “1940 Act Majority” of the outstanding voting securities of the Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination.  The New Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, (i) by Adviser upon giving one hundred and twenty days’ written notice to the Fund, or (ii) by the Fund upon giving sixty days’ written notice to Adviser, provided that the termination by the Fund is directed or approved by the vote of a majority of the Fund’s Board or by the vote of a 1940 Act Majority of the outstanding voting securities of the Fund.  The New Advisory Agreement may also be terminated by Adviser on ninety days’ written notice.  As required by the 1940 Act, the New Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).  The Prior Advisory Agreement contained similar termination provisions, but it did not include a provision permitting the Prior Advisor to provide notice of termination.

Board considerations in approving the New Advisory Agreement

At an in-person meeting held on February 5, 2013, the Board, including the Independent Directors, discussed and unanimously approved the New Advisory Agreement between the Fund and Adviser.  Concluding that approval of the New Advisory Agreement would be in the best interests of the Fund and its Shareholders, the Board also directed that the New Advisory Agreement be submitted to the Fund’s Shareholders for approval, and recommended that Shareholders vote “FOR” approval of the New Advisory Agreement.

After reviewing the written materials provided by Adviser, the Independent Directors considered the New Advisory Agreement.

In connection with the Directors’ review of the New Advisory Agreement, Adviser advised the Directors about a variety of matters, including the following:

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They expected that there will be no adverse changes in the nature, quality, or extent of services currently provided by Adviser to the Fund and its Shareholders;

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The Adviser would not affect the level of expenses currently in effect for the Fund, except that the Adviser has agreed to a contractual fee waiver, which will be in effect at least through April 1, 2014, that will lower advisory fees and which will provide further breakpoints at higher asset levels;

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The terms and conditions of the New Advisory Agreement, including the Fund’s contractual fee rate under the New Advisory Agreement, will either remain the same or be more favorable to the Fund;

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No entity or person will receive any compensation in connection with the approval of the New Advisory Agreement (other than the advisory fees provided for in the New Advisory Agreement); and

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Adviser has retained AST Fund Solutions LLC (AST) to aid in the solicitation of proxies by mail, personally, by telephone, e-mail or other appropriate means.  For these services, it is estimated Advisor will pay AST between $4,000 and $5,000, plus reasonable out-of-pocket expenses.  If you do not vote your shares, you may be called by AST, our proxy solicitor to vote your shares.

Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the New Advisory Agreement, the Independent Directors gave attention to all information furnished.  The following discussion, however, identifies the primary factors taken into account by the Directors and the conclusions reached in approving the New Advisory Agreement.

Nature, Extent, and Quality of Services. The Directors considered the services historically provided by Adviser to its clients.  In reviewing the nature, extent, and quality of services, the Board considered that the terms of the New Advisory Agreement will be somewhat more beneficial to the Fund than the Prior Advisory Agreement (as discussed above under “The New Advisory Agreement”).  The Directors acknowledged that the Advisor does not currently advise any other investment companies, but noted that as of December 31, 2012, the Adviser had over $140 million in assets under management.  As a related factor, the Directors considered that the average brokerage commission rates then-currently negotiated by the Advisor, were substantially less than the commission rates negotiated by the Prior Advisor.  The Directors considered the many reports furnished to them at the February 5, 2013Board meeting covering matters such as the relative performance of the Advisor’s client accounts; reported the compliance of portfolio managers with the Adviser’s investment policies, strategies, and restrictions; and the compliance of Adviser personnel with its code of ethics.  The Directors placed particular emphasis on the Advisor’s management approach and style.  The Directors were satisfied with the current staffing of Adviser and the emphasis placed on research and risk management in the investment process.  The Board concluded that, because both the services provided under and the terms of the New Advisory Agreement would be similar to or more beneficial than those under the Prior Advisory Agreement, it was satisfied with the nature, extent, and quality of the overall services expected to be provided by Adviser.

Investment Performance.  The Board considered the overall investment performance of Adviser alone and in comparison to that of the Fund.  The Directors placed significant emphasis on the investment performance of the Advisor’s composite that most closely aligned to that of the Fund in view of its importance to Shareholders.  The Directors reviewed reports prepared by the Adviser for the Fund which showed the Fund’s investment performance as of July 31, 2012.  The Board’s objective was that the relevant composite performance for the periods considered be at or above that of the Standard & Poor’s 500®Composite Stock Price Index and that of the Fund.  The Board noted that, for the one-, five- and since inception- (7/1/04) periods ended July 31,2012, the investment performance of the relevant composite index compared favorably with that of the index and the Fund.  Moreover, the Board concluded that the transition to the Adviser was likely to have a positive effect on Adviser’s management of the Fund and its investment performance in comparison to the management and investment performance of the Prior Advisor.

Comparative Expenses. The Directors also evaluated expense comparison data for the Fund.  The Board compared proposed pricing levels and fee structures of those investment advisory firms that were candidates to replace the Prior Advisor.  The Board did not obtain a comparative analysis of other mutual funds in part because each of the advisers did not manage mutual fund assets.  The Directors’ objective was for the new advisory fee to be at or below the rate paid to the Prior Advisor.  As noted above, the fee to be paid to the Advisor (1.00% of the average daily net assets of the Fund) was the same under the New Advisory Agreement and Prior Advisory Agreement.  However, the Board also noted that the Advisor agreed to implement a contractual fee waiver with breakpoints, pursuant to which the advisory fee rate payable to the Advisor would be less than the rate payable to the Prior Advisor at least through April 1, 2013.  The Board concluded that, because the advisory fee rate to be paid by the Fundwas the same as under the Prior Advisory Agreement, and actually lower under the contractual fee waiver, the Fund’s advisory fee rate and therefore the Fund’s expense ratios were satisfactory.

Management Profitability.  The Board considered the level of profits to be realized by Adviser in connection with the operation of the Fund.  The Board also considered the extent to which Adviser might derive ancillary benefits from the Fund’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as adviser to the Fund and the benefits from allocation of the Fund’s brokerage to improve trading efficiencies.  The Board concluded that the advisory fees were reasonable in light of the services rendered and the potential level of profitability of Adviser.

Economies of Scale.  The Directors considered whether economies of scale would be realized by Adviser and the extent to which any economies of scale would be reflected in the level of management fees charged (including advisory fees).  Adviser believed, and the Board agreed, that the Fund was priced with relatively low management fees.  In addition, the Board noted that the Adviser has agreed to a contractual fee waiver with breakpoints that would reduce the advisory fee rate to a level below the rate paid to the Prior Advisor.

Fall-Out Benefits.  The Board also considered that Adviser may derive reputational, strategic and other benefits from its association with the Fund, and evaluated the extent to which Adviser might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies.  However, the Board concluded that (i) such benefits did not impose a cost or burden on the Fund or its Shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Fund and its Shareholders because of the added importance that Adviser might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Conclusion.  After further discussion, the entire Board, including the Independent Directors, then approved the New Advisory Agreement.  The Board concluded that the advisory fee rate is reasonable in relation to the services provided and that execution of the New Advisory Agreement is in the best interests of the Shareholders of the Fund.  The Directors concluded that the management fee and total expense ratio were at acceptable levels in light of the quality of services provided to the Fund, and that the advisory fee schedule would not be increased and would stay the same for the Fund.

Required vote

To become effective, the New Advisory Agreement for the Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities.  The New Advisory Agreement was approved separately by the Independent Directors and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Advisory Agreement for consideration by the Shareholders of the Fund.  If the Shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other possible courses of action for the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

VOTING INFORMATION

How will Shareholder voting be handled?

Only Shareholders of record of the Fund at the close of business on ____________, 2013 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that may properly come before the Meeting.  A majority of the votes cast by Shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope, or by telephone.  If you return your signed proxy card or vote by telephone your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Fund does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matters legally come before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only Shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Proxy Statement.  As of _____________, 2013, there were ________________ common shares of the Fund outstanding.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Fund means one-half (50%) of the shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

With the exception of proxy solicitor fees and expenses payable to AST, which will be paid by the Advisor, all out-of-pocket costs and expenses incurred by the Fund related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxiesin connection with the Meeting, will be paid by the Fund.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Fund as provided above.  In addition to solicitations by mail, officers and employees of the Fund, Adviser, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

If the Fund does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Fund, an employee of AST Fund Solutions LLC., or one of the officers or employees of Adviser, or their affiliates asking you to vote.

How do I submit a Shareholder proposal for inclusion in the Fund’s proxy statement for a future Shareholder meeting?

The governing instruments of the Fund require that the Fund hold annual meetings of Shareholders.  The Fund is also required to call meetings of Shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  The Fund also would be required to hold a Shareholders meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by Shareholders.  The Fund’s governing instruments generally provide that a Shareholder meeting may be called by a majority of the Directors, the Chairperson of the Board, or the President of the Fund.

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a future Shareholder meeting must send their written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the U.S. Securities and Exchange Commission (“SEC”), so there is no guarantee that a Shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any Shareholder proposal presented at any subsequent Shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Lauren P. Tornetta, at the address of the Fund given above.

How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to Donald A. Peterson, President of the Fund, c/o Valley Forge Fund, Inc. at 3741 Worthington Road, Collegeville, PA 19426.  Shareholders may also send correspondence to any individual Director, c/o Valley Forge Fund, Inc. at 3741 Worthington Road, Collegeville, PA 19426.  Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Investment Advisor.  Boyle Capital Management, LLC (“Advisor”) is located at 2501 Westown Parkway, Suite 1203, West Des Moines, Iowa 50266.  The Advisor currently serves as investment advisor to the Fund pursuant to the Interim Agreement.

Transfer Agent. Mutual Shareholder Services, LLC (“MSS”), is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147, and serves as the Fund’s transfer agent pursuant to a Transfer Agent Agreement.  MSS maintains the records of the Shareholder’s account, answers Shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and Shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per Shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

Fund Accountant.  MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund.  For these services, the Fund pays MSS an asset-based fee.

The Fund did not pay any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Fund, Advisor, or MSS during the Fund’s most recently completed fiscal year.

Custodian.  U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

PRINCIPAL HOLDERS OF SHARES

As of March 15, 2013, the officers and Directors of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund.

To the best knowledge of the Fund, as of March 15, 2013, no person, except as set forth in Appendix C, owned of record 5% or more of the outstanding shares of the Fund.  Except as noted in Appendix C, the Fund has no knowledge of beneficial ownership of 5% or more of the outstanding shares of the Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A - FORM OF NEW ADVISORY AGREEMENT

A-1

APPENDIX B - DIRECTORS AND OFFICERS OF ADVISER

B-1

APPENDIX C - 5% SHARE OWNERSHIP

C-1

APPENDIX A - FORM OF NEW ADVISORY AGREEMENT

793918J

Boyle Capital Management, LLC

Suite 1203

2501 Westown Parkway

West Des Moines, IA 50266

Mr. Brian Boyle:

The above-named registered investment company (the "Fund") herewith confirms its agreement with Boyle Capital Management, LLC (referred to herein for convenience as “you”) as follows:

The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board of Directors (the “Board”). The Fund desires to employ you to act as its investment adviser.

In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Fund's Board, you will provide investment management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. You will furnish to the Fund such statistical information, with respect to the investments that the Fund held, may hold or contemplates purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting the Fund’s portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may reasonably believe appropriate for this purpose.

Without limiting the foregoing, you will:

o

Provide performance reports for each Board Meeting and meeting of the Fund’s Shareholders (“Shareholders”);

o

Cooperate with the Fund’s other service providers and provide them with information (and in such format) and assistance as reasonably requested by the Fund or such other service providers;

o

Provide input and information for any required regulatory filings, as reasonably requested by the Fund;

o

Attend all Board Meetings (currently, there are six per year); at least two in person; the remaining may be attended via teleconference;

o

Comply with the applicable provisions of the Fund’s organizational documents, By-Laws, and any policies and procedures adopted by the Board (any amendments or updates of any of these documents shall be timely provided to you); and

o

Comply with all applicable laws, rules, and regulations.

In addition, you will supply your own office facilities (which may be in your own offices), data processing services, clerical, stationery, and office supplies. You shall have the right, at your expense, to engage other entities to assist you in performing some or all of the obligations set forth in this document, provided each such entity enter into an agreement with you in form and substance reasonably satisfactory to the Fund. You agree to be liable for the acts or omissions of each such entity to the same extent as if you had acted or failed to act under the circumstances.

You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties under this Agreement.

In consideration of services rendered pursuant to this Agreement, commencing on the date agreed between you and the Fund.  The Fund will pay you on the first business day of each month a fee at the rate set forth on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information.  Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable to you, the value of the Fund’s net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund’s net assets.

You will bear all expenses in connection with the performance of your services under this Agreement, as well as, all advertising expenses you may incur for the Fund in your sole discretion and for all expenses arising from your discretionary use of “investment platforms”, other mutual fund trading platforms (e.g., brokerage firms’ platforms that make available mutual fund shares), or “distributors”.  The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in:  the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own Shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to Shareholders; calling and holding of Shareholders’ and Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, prospectus printing and mailing,  proxy material printing and mailing, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board.

The Fund understands that from time to time hereafter you may act as investment adviser to one or more other investment companies or other managed separate account(s), and the Fund has no objection to your so acting, provided that (i) your ability to render the services provided for in this Agreement is not impaired thereby; and (ii) when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more investment companies or separate accounts managed by you that have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each investment company or separate account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties under this Agreement may not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your associates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

This Agreement shall continue until April 1, 2014 (the “Reapproval Date” and thereafter shall continue automatically for successive annual periods ending on such day of each year (the “Reapproval Day”, provided such continuance is specifically approved at least annually by (i) the Fund’s Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund’s outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund’s shares or, upon not less than 120 days' written notice, by you. This Agreement also will terminate automatically in the event of its assignment (as defined in the1940 Act).

This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or Shareholder of the Fund individually.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

Valley Forge Fund, Inc.

By: ______________________

Name: Donald A. Peterson

Title: President

Your signature below acknowledges acceptance of this Agreement:

Boyle Capital Management, LLC

By: _______________________

Name: Brian Boyle

Title: President, Boyle Capital Management, LLC

793918J

APPENDIX B - DIRECTORS AND OFFICERS OF ADVISER

The following persons hold the following positions with Adviser. The principal business address of Adviser is 2501 Westown Parkway, Suite 1203, West Des Moines, Iowa 50266.

NAME	POSITIONS AND OFFICES

Brian F. Boyle	Managing Member/Chief Compliance Officer

B-#

APPENDIX C - 5% SHARE OWNERSHIP

The following table shows, as of March 15, 2013, the accounts of the Fund that own of record 5% or more of the Fund.

Name and Address of Beneficial Ownership	Total Shares	Percentage
Charles Schwab & Co. Inc. San Francisco, CA 94104-4122	218,122.908	15.44%
Sandra K. Texter 551 Red Coat Lane Phoenixville, Pa 19460	84,484.536	5.98%
TD Ameritrade Omaha, Ne 68103-2226	82,004.814	5.80%

C-#

FORM OF PROXY CARD

VALLEY FORGE FUND, INC.

3742 Worthington Road, Collegeville, PA 10426

Valley Forge Fund, Inc.,	SPECIAL MEETING OF SHAREHOLDERS– _____________________, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints [PROXIES],or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Valley Forge Fund, Inc. (the “Fund”), tobeheldat3741 Worthington Road, Collegeville, PA 19426,on [Day], _____________________, 2013at7:00PM, Eastern Time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE OR USE ONE OF THE ALTERNATIVE VOTING PROCEDURES ON THE REVERSE SIDE.

Important notice regarding the availability of proxy materials for the Shareholder meeting to be held on _____________________, 2013; this proxy statement is available at [www.ValleyForgeFund.com/proxy.]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[Name and address of where proxies are to be sent]

To vote by Telephone

1)

Read the Proxy Statement and have the proxy card below at hand.

2)

Call 1-855-833-6359.

3)

Follow the instructions.

To vote by Mail

1)

Read the Proxy Statement

2)

Check the appropriate boxes on the proxy card below.

3)

Sign and date the proxy card.

4)

Return the proxy card in the envelope provided.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS:  0

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Approval of Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Boyle Capital Management, LLC	0	0	0

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OFYOUR SHARES AS INDICATED ABOVE.  PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASESIGNWITHINBOX]

Date